SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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SINO-GLOBAL SHIPPING AMERICA, LTD.

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Sino-Global Shipping America, Ltd.

136-56 39th Avenue, Room #305

Flushing, New York 11354

NOTICE OFFICIAL YEAR 2014 ANNUAL MEETING OF SHAREHOLDERS

January 21, 2014, at 11:00 a.m., Beijing time

To the shareholders of Sino-Global Shipping America, Ltd.:

It is my pleasure to invite you to attend our Fiscal Year 2014 Annual Meeting of Shareholders on January 21, 2014, at 11:00 a.m., Beijing time. The meeting will be held at the Company’s office located at Room 1108, Tower B, TEWOO Plaza, No. 22 Liuyangdao, Dashi Industrial Zone, Xiqing District. Tianjin, People's Republic of China.

The matters to be acted upon at the meeting are as follows (as described more fully in the accompanying proxy statement:

(1)	To elect two Class I members of the Board of Directors, to serve a term expiring at the Annual Meeting of the Shareholders in 2017 or until their successors is duly elected and qualified;

(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;

(3)	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(4)	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation;

(5)	To approve the increase of the number of authorized shares of Common Stock from 10 million to 50 million shares;

(6)	To approve the increase of the number of authorized shares of Preferred Stock from 1 million to 2 million shares;

(7)	To approve the implementation of a new share incentive plan with 10 million shares of Common Stock;

(8)	To approve the termination of certain restrictions related to the disposition of shares issued to Mr. Zhong Zhang pursuant to last year's annual meeting of shareholders; and

(9)	To transact any other business properly coming before the meeting.

At the meeting, we will also report on the Company’s performance and operations during the fiscal year ended June 30, 2013 and respond to shareholder questions. A copy of our 2013 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on December 2, 2013. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by telephone, the internet or by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

Sincerely,
/s/ Zhikang Huang
Zhikang Huang
Secretary

This Notice and the Proxy Statement are first being mailed to shareholders on or about December 31, 2013.

ABOUT THE 2014 ANNUAL MEETING OF SHAREHOLDERS

What am I voting on?	You will be voting on the following proposals:

(1)	To elect two Class I members of the Board of Directors, to serve a term expiring at the Annual Meeting of the Shareholders in 2017 or until their successors is duly elected and qualified;

(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;

(3)	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(4)	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation;

(5)	To approve the increase of the number of authorized shares of Common Stock from 10 million to 50 million shares;

(6)	To approve the increase of the number of authorized shares of Preferred Stock from 1 million to 2 million shares;

(7)	To approve the implementation of a new share incentive plan with 10 million shares of Common Stock;

(8)	To approve the termination of certain restrictions related to the disposition of shares issued to Mr. Zhong Zhang pursuant to last year's annual meeting of shareholders; and

(9)	To transact any other business properly coming before the meeting.

Who is entitled to vote?	You may vote if you owned shares of the Company’s Common Stock as of the close of business on December 2, 2013. Each share of Common Stock is entitled to one vote. As of December 2, 2013, we had 4,703,841 shares of Common Stock outstanding.

How do I vote before the meeting?	If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2)	By phone, at 1-800-652-VOTE or 8683 using any touch-tone telephone to transmit your voting instructions; or

(3)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?	If you are a registered shareholder, you may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?	You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 p.m., Beijing time, on January 20, 2014, (3) voting again via the telephone prior to 11:59 p.m., Beijing time, on January 20, 2014, or (4) voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?	Proxies that are signed and returned but do not contain instructions will be voted in favor of all proposals (as to Proposal 4, for “every one year”) and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?	It indicates that your shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?	If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 is considered a routine matter for which brokerage firms may vote without specific instructions. The other matters are not considered routine matters for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?	The meeting is open to all holders of the Company’s Common Stock as of December 2, 2013.

May shareholders ask questions at the meeting?	Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?	Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of Common Stock as of December 2, 2013 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

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How many votes are needed to approve the Company’s proposals?	Proposal 1. The nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to a particular nominee for director.

Proposal 2. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 3. The advisory vote to approve executive officer compensation is advisory in nature and not binding on our Company. A vote “For” the proposal by a majority of the votes cast at the meeting would be considered an advisory approval of the proposed executive officer compensation. If a majority of shares do not vote in favor of the proposal, the Compensation Committee and Board of Directors will carefully consider the outcome when making future compensation decisions.

Proposal 4. The advisory vote to set the frequency of executive officer compensation votes is advisory in nature and not binding on our Company. The plurality of votes cast at the meeting for one, two or three years would be considered an advisory recommendation that executive officer compensation occur as frequently as recommended by such plurality. Although the vote is nonbinding and advisory, the Compensation Committee and Board of Directors will carefully consider the outcome when determining the frequency of shareholder votes on executive compensation.

Proposal 5. The approval of the increase in the number of shares of Common Stock authorized for issuance requires that a majority of ALL SHARES OF COMMON STOCK be voted “For” the proposal. For this Proposal 5, a strict majority of all outstanding shares of Common Stock is required for approval, and abstentions and broker non-votes will be counted as votes against the proposal.

Proposal 6. The approval of the increase in the number of shares of Preferred Stock authorized for issuance requires that a majority of ALL SHARES OF COMMON STOCK be voted “For” the proposal. For this Proposal 6, a strict majority of all outstanding shares of Common Stock is required for approval, and abstentions and broker non-votes will be counted as votes against the proposal.

Proposal 7. The approval of the implementation of a new share incentive plan requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 8. The approval of the termination of certain contractual restrictions on disposition of shares issued to Mr. Zhong Zhang requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum. In addition, Mr. Zhong Zhang will not be permitted to vote on this Proposal 8 and will instead abstain on this Proposal 8.

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Proposal One:
Election of Director and Director Biographies
(Item 1 on the Proxy Card)

A brief biography of each Director in each Class follows. You are asked to vote for the nominees to serve as Class I members of the Board of Directors. The candidates for the Board have consented to serve if elected. The terms of the Class II members of the Board of Directors continue until 2015 and the terms of the Class III members of the Board of Directors continue until 2016.

Nominees for election as Class I members of the Board of Directors to serve a three year term expiring in 2017:
Dennis O. Laing Independent Director Age — 67 Director since 2007	Mr. Laing joined our Board of Directors in 2007. Mr. Laing has practiced law in Richmond, Virginia for over 30 years. Mr. Laing’s law practice centers upon business and corporate law with a special interest in the energy, healthcare and technology sectors. Mr. Laing received a bachelor’s degree in government from the University of Virginia and a law degree from the University of Richmond. Mr. Laing currently serves as a director of eFuture Information Technology Inc., an enterprise solutions software and services company that is listed on the NASDAQ Capital Market. Mr. Laing has been chosen as a director because we believe his legal experience as well as his experience serving on the boards of other Chinese companies listed in the U.S. will be beneficial to the guidance of our company.

Anthony S. Chan Acting Chief Financial Officer and Executive Vice President Age — 49	Our Acting Chief Financial Officer and Executive Vice President, Mr. Anthony S. Chan, is a seasoned CPA licensed in New York with over 20 years of professional experience in auditing and SEC reporting, mergers and acquisitions (M&A), SOX compliance, internal controls and risk management. Anthony has advised and audited public companies and privately-held organization across various industries including manufacturing, shipping, media and publishing, entertainment, communications, insurance, and real estate. Prior to joining Sino-Global, Anthony was an audit partner specializing in the delivery of assurance and advisory services to public companies with operations in China. From 2012 until 2013, he was an audit partner with UHY LLP. From 2011 until 2012, he was an audit partner at Friedman LLP. From 2007 through 2011, he was a partner at Berdon LLP, an auditing firm. In addition, Mr. Chan was a former divisional CFO for a publicly traded company and had spent more than a decade at Big Four accounting firms delivering assurance and M&A consulting services. His international experience also includes providing financial due diligence for strategic and financial buyers on various cross-border opportunities in mainland China, Taiwan, Finland, Mexico, and Puerto Rico. Anthony is a Board of Director of the New York State Society of Certified Public Accountants and a member of the editorial board for The CPA Journal. Mr. Chan has been nominated to serve as a director because of his expertise with SEC reporting, internal control procedures and M&A transactions and his experience in the day-to-day operations of our company.

Class II members of the Board of Directors whose terms continue to 2015:

Lei Cao Chief Executive Officer and Director Age — 49 Director since 2001	Mr. Cao is our Chief Executive Officer and a Director. Mr. Cao founded Sino-Global Shipping Agency Ltd. (“Sino-China”) in 2001 and has been the Chief Executive Officer since that time. Mr. Cao has been Chief Executive officer of our company since its formation. Prior to founding Sino-China, Mr. Cao was a Chief Representative of Wagenborg-Lagenduk Scheepvaart BV, Holland, from 1992 – 1993, Director of the Penavico-Beijing’s shipping agency from 1987 through 1992, and a seaman for Cosco-Hong Kong from 1984 through 1987. Mr. Cao received his EMBA degree in 2009 from Shanghai Jiao Tong University. Mr. Cao was chosen as a director because he is the founder of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

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Tielang Liu Independent Director Age — 54 Director since 2013	Dr. Liu currently serves as the vice president in charge of accounting and finance to China Sun-Trust Group Ltd. and has held this position since 2001. Dr. Liu was a financial controller for Huaxing Group Ltd from 1998 to 2001. From 1996 through 1998, he was the chief accountant of China Enterprise Consulting Co., Ltd. Before working in industry, Dr. Liu taught accounting and finance in a university for more than ten years and has published tens of books and articles. Dr. Liu is a CPA in China. He received a PhD, master and bachelor degrees from Tianjin University of Finance and Economics. Dr. Liu has been chosen to serve as a director because of his accounting and business knowledge and experience in working with Chinese companies.

Class III members of the Board of Directors whose terms continue to 2016:

Jing Wang Independent Director Age — 65 Director since 2007	Mr. Wang joined our Board of Directors in 2007. Mr. Wang currently serves as Chief Economist to China Minsheng Banking Corp., Ltd. and has held this position since December 2002. Mr. Wang was a Chinese Project Advisor for the World Bank from 1990 until 1994. From 1998 through 2000, Mr. Wang was the vice director of Tianjin Security and Futures Supervision Office, in charge of initial public offerings and listing companies. Mr. Wang is an independent director for Tianjin Binhai Energy & Development Co. Ltd., (Shenzhen Stock Exchange: 000695); Tianjin Marine Shipping Co., Ltd. (Shanghai Stock Exchange: 600751); and ReneSola Company (London Stock Exchange: SOLA). Mr. Wang received a Bachelor degree in Economics from Tianjin University of Finance and Economics. Mr. Wang was chosen as a director because of his economics background and experience working with public companies.

Involvement in Certain Legal Proceedings	To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

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Board Leadership Structure	Mr. Lei Cao currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Cao simply holds both positions at this time. The Board of Directors believes that Mr. Cao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Cao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company as such we deem it appropriate to be able to benefit from the guidance of Mr. Cao as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight	Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION
OF THE CLASS I NOMINEES TO THE BOARD OF DIRECTORS.

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Proposal Two
Ratification of the Appointment of Friedman LLP
(Item 2 on the Proxy Card)

What am I voting on?	A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal 2013 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman LLP be ratified by shareholders.

What services does Friedman LLP provide?	Audit services provided by Friedman LLP for fiscal 2013 included the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC. In addition, Friedman LLP provided certain services relating to the Company’s quarterly reports.

Will a representative of Friedman LLP be present at the meeting?	One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?	If the appointment of Friedman LLP is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF FRIEDMAN LLP AS THE COMPANY’S FISCAL 2014 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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Proposal Three
Advisory Vote to Approve Named Executive Officer Compensation
(Item 3 on the Proxy Card)

What am I voting on?	We are asking our shareholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2013 as disclosed in the Proxy Statement pursuant to the requirements of Item 402 of Regulation S-K. This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Securities and Exchange Act of 1934.

Is this vote binding on our Company?	As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

How often will shareholders vote on named executive officer compensation?	Our current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2015 annual meeting of shareholders.

What vote is required to approve this proposal?	Approval of this Proposal Four requires the affirmative vote of a majority of the shares present or represented by proxy and voting at an Annual Meeting with quorum.

What are shareholders being asked to approve?	The Board of Directors is requesting your non-binding approval of the following resolution:

Resolved, that the shareholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

What if this proposal is not approved?	Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future compensation decisions.

WE RECOMMEND THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

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Proposal Four
Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation
(Item 4 on the Proxy Card)

What am I voting on?	In addition to asking for advisory approval of the compensation of the Company’s named executive officers, we are asking our shareholders, under an SEC rule, to approve, on an advisory basis, the frequency of advisory votes on executive compensation. By voting on this resolution, shareholders may express their preference for an advisory vote on executive compensation every 1, 2 or 3 years.

The Board and the Compensation Committee have carefully considered the options and concluded that the Company would benefit from the additional shareholder input provided through annual votes on executive compensation; and they are therefore recommending that shareholders vote “one year” in advising on the frequency of votes on executive compensation.

What voting options do you have?	Shareholders may vote “every one year”, “every two years” or “every three years” on this Proposal Five. A vote of “every one year” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every year. A vote of “every two years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every two years. A vote of “every three years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every three years.

Is this vote binding on our Company?	As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding the frequency of shareholder votes on named executive officer compensation.

What vote is required to approve this proposal?	Approval of this Proposal Five requires the affirmative vote of (i) a plurality of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a plurality of the shares required to constitute the quorum.

What if this proposal is not approved?	Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future decisions about the frequency of votes on named executive officer compensation.

WE RECOMMEND THAT SHAREHOLDERS VOTE “EVERY ONE YEAR” IN ADVISING ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

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Proposal Five
Increase in Number of Authorized Shares of Common Stock
(Item 5 on the Proxy Card)

What Am I Voting On?	On December 18, 2013, our Board approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 to 50,000,000 shares, subject to stockholder approval at the Annual Meeting, which the Board is recommending to the stockholders for approval. The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of Common Stock. Adoption of the amendment would not affect the rights of the holders of currently outstanding Common Stock, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of the certificate of amendment with the Office of the State Corporation Commission of the Commonwealth of Virginia. If the amendment is adopted, the certificate of amendment giving effect to the amendment will be filed as soon as practicable.

How Many Shares of Common Stock Are Currently Authorized and Outstanding?	On December 16, 2013, 4,703,841 shares of Common Stock were outstanding and 302,903 were reserved for options, warrants, employee equity plans and other purposes. Upon the approval of this Proposal 5, there would be approximately 34,993,256 authorized and unreserved shares available for issuance, assuming approval of the incentive share plan described in Proposal 5, or 44,993,256, assuming the incentive share plan is not approved.

What is the Text of the Change to the Articles of Incorporation of the Company?

The increase in authorized shares of Common Stock will be implemented by filing a Certificate of Amendment to the Company’s Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia, and the increase in the authorized shares of Common Stock will become effective on the date of the filing of the Certificate of Amendment. We propose to amend the first sentence of Article III, Section 1, which will then read as follows (note that the remainder of the section remains unchanged and is not included here):

1.       The number of shares of Common Stock which the Corporation shall have authority to issue shall be 50,000,000 shares, without par value per share.

The only change made to the foregoing sentence is the replacement of “10,000,000” with “50,000,000.”

Purpose of the Amendment

As previously disclosed in a letter from the Company’s Chief Executive Officer, Mr. Lei Cao, dated November 1, 2013, the Company has refined its strategic plan, changed its operational focus and has realigned its compensation for key executives to focus on incentives for growing the business and improving profitability.

The additional authorized shares will serve as a key component of the Company's initiative to grow revenues and profitability associated with its shipping agency and logistic businesses. Such initiative will likely involve partnering with a number of well-established enterprises, including regional and local shipping agents to increase the size and scope of the Company's referral network and drive revenues by way of such referrals. In order to effect this business objective, the Company anticipates that it will need to have additional shares available for issuance to complete business partnership, investment, acquisition and similar transactions.

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In addition, as previously mentioned, the Company has realigned the compensation of its key executives to focus more heavily on stock-based compensation. In order to accomplish these objectives, the Company requires additional shares to be available and requests that shareholders approve the increase of authorized shares from 10,000,000 to 50,000,000 shares of Common Stock.

Finally, in the event the Company seeks further capital in the future, whether equity or equity linked debt, it will need to ensure that it has adequate authorized shares of Common Stock to avail itself of such opportunities.

Rights of Additional Authorized Shares	Any newly authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment	Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

How Can the Company Use the Newly Authorized Shares of Common Stock?

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital-raising or financing transactions involving Common Stock, convertible securities or other equity securities, stock splits, stock dividends and current or future equity compensation plans. The Board believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval for any particular issuance. Other than as described below, there are currently no commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment.

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Notwithstanding the foregoing, we have previously publicly disclosed that we are continuing to pursue a growth strategy that focuses on identifying and capitalizing on strategic investments (both by our company in compatible companies and by third parties in our company), development of our shipping platform and aligning management compensation with Company performance. To facilitate our growth initiatives, we may, among other steps, issue shares under our incentive plan (both the existing plan adopted in 2008 and, if approved, the 2014 Plan described in Proposal 7 and may issue shares to companies in which we invest or to investors in our company.

Effectiveness of Amendment	If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia.

Vote Required	The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal.

WE RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THIS AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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Proposal Six
Increase in Number of Authorized Shares of Preferred Stock
(Item 6 on the Proxy Card)

What Am I Voting On?	On December 18, 2013, our Board approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Preferred Stock from 1,000,000 to 2,000,000 shares, subject to stockholder approval at the Annual Meeting, which the Board is recommending to the stockholders for approval. As there are no shares of Preferred Stock outstanding, the additional shares of Preferred Stock to be authorized by adoption of the amendment would have such rights as the Board of Directors determines at the time of issuance. If the amendment is adopted, it will become effective upon filing of the certificate of amendment with the Office of the State Corporation Commission of the Commonwealth of Virginia. If the amendment is adopted, the certificate of amendment giving effect to the amendment will be filed as soon as practicable.

How Many Shares of Preferred Stock Are Currently Authorized and Outstanding?	On December 16, 2013, no shares of Preferred Stock were outstanding or reserved for options, warrants, employee equity plans and other purposes. Upon the approval of this Proposal 6, there would be 2,000,000 authorized and unreserved shares available for issuance.

What is the Text of the Change to the Articles of Incorporation of the Company?

The increase in authorized shares of Preferred Stock will be implemented by filing a Certificate of Amendment to the Company’s Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia, and the increase in the authorized shares of Preferred Stock will become effective on the date of the filing of the Certificate of Amendment. We propose to amend the first sentence of Article III, Section 2, which will then read as follows (note that the remainder of the section remains unchanged and is not included here):

2.      The number of shares of Preferred Stock which the Corporation shall have the authority to issue shall be 2,000,000 shares, without par value per share.

The only change made to the foregoing sentence is the replacement of “1,000,000” with “2,000,000.”

Purpose of the Amendment

As previously disclosed in a letter from the Company’s Chief Executive Officer, Mr. Lei Cao, dated November 1, 2013, the Company has refined its strategic plan and changed its operational focus.

The additional authorized shares of Preferred Stock will serve as a key component of the Company’s initiative to grow revenues and profitability associated with its shipping agency and logistic businesses. Such initiative will likely involve partnering with a number of well-established enterprises, including regional and local shipping agents to increase the size and scope of the Company's referral network and drive revenues by way of such referrals. In order to effect this business objective, the Company anticipates that it will need to have additional shares available for issuance to complete business partnership, investment, acquisition and similar transactions.

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Finally, in the event the Company seeks further capital in the future, whether equity or equity linked debt, it will need to ensure that it has adequate authorized shares of Preferred Stock to avail itself of such opportunities.

Description of Preferred Stock	The board of directors may provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. As of the date of this proxy statement, there are no issued and outstanding shares of Preferred Stock, and no series of Preferred Stock has been defined.

Rights of Additional Authorized Shares	As there are no shares of Preferred Stock outstanding, the additional shares of Preferred Stock to be authorized by adoption of the amendment would have such rights as the Board of Directors determines at the time of issuance. In addition, holders of our Common Stock do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board issue shares of Preferred Stock, existing holders of Common Stock would not have any preferential rights to purchase any of such shares.

Potential Adverse Effects of Amendment	Depending on the terms of an issuance, the issuance of Preferred Stock or securities convertible into Preferred Stock could have a negative effect on our remaining earnings per share and the book value per share and the voting power and interest of our stockholders. In addition, the availability of shares of Preferred Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

How Can the Company Use the Newly Authorized Shares of Preferred Stock?

The newly authorized shares of Preferred Stock would be issuable for any proper corporate purpose, including future acquisitions, capital-raising or financing transactions involving Preferred Stock. The Board believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval for any particular issuance. Other than as described below, there are currently no commitments or understandings with respect to the issuance of any of the additional shares of Preferred Stock that would be authorized by the proposed amendment.

Notwithstanding the foregoing, we have previously publicly disclosed that we are continuing to pursue a growth strategy that focuses on identifying and capitalizing on strategic investments (both by our company in compatible companies and by third parties in our company), and development of our shipping platform. To facilitate our growth initiatives, we may, among other steps, issue Preferred Stock to companies in which we invest or to investors in our company.

Effectiveness of Amendment	If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia.

Vote Required	The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal.

WE RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THIS AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK.

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Proposal Seven
Implementation of 2014 Share Incentive Plan
(Item 7 on the Proxy Card)

What am I voting on?	The Board of Directors adopted the Sino-Global Shipping America, Ltd. 2014 Share Incentive Plan (the “2014 Plan”) on December 18, 2013, subject to approval by the shareholders of the Company. The Board of Directors believes that the 2014 Plan will advance the long-term success of the Company by incentivizing those key employees, officers, advisors and members of the Board who are not employees for adding value to the organization.

How is the 2014 Plan administered?	The 2014 Plan is administered by the Compensation Committee of the Board of Directors. The 2014 Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s strategic and business needs. Subject to the terms of the 2014 Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to individuals who are not directors, executive officers or 5% shareholders of the Company.

What kind of awards may be granted?	Awards under the 2014 Plan may be in the form of incentive stock options, nonqualified incentive stock options or Common Stock awards. All of the securities issuable under the 2014 Plan relate ultimately to the Company’s Common Stock and not to its Preferred Stock.

Who is eligible to receive awards?	Employees of the Company, officers, employee and non-employee directors, consultants, independent contractors and advisors may all be selected by the Compensation Committee to receive awards under the 2014 Plan. The benefits or amounts that may be received by or allocated to participants under the 2014 Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

How many shares are available for issuance under the 2014 Plan?	The maximum number of shares as to which awards may be granted under the 2014 Plan is 10,000,000 shares. The fair market value of an ordinary share of the Company on December 13, 2013 was $2.19, as reported on the Nasdaq Capital Market.

Upon what terms may options be awarded?	Options may be either incentive stock options or nonqualified stock options, provided that only employees may be granted incentive stock options. All options must be evidenced by an award agreement approved by the Compensation Committee. The Compensation Committee shall determine the number of shares subject to the option, the per share exercise price under the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to certain restrictions enumerated in the 2014 Plan, attached as Exhibit A hereto.

Upon what terms may shares be awarded?	An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of ordinary shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to an award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award; (b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

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Are awards made under the 2014 Plan transferable?	Except as provided below, no award under the 2014 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

When does the 2014 Plan terminate?	The Board of Directors may terminate the 2014 Plan at any time.

How can the 2014 Plan be amended?	The 2014 Plan may be amended by the Board of Directors, but without further approval by the shareholders of the Company, the Board shall not amend the 2014 Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended. The Board may condition any amendment on the approval of the shareholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

What are the tax consequences of the 2014 Plan?	The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2014 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

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An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of plan stock grants generally will be subject to tax at ordinary income rates on the fair market value of the plan stock grant (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the plan stock grant will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the plan stock grant (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to plan stock grants that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Where can I get a copy of the 2014 Plan?	This summary is not a complete description of all provisions of the 2014 Plan. A copy of the 2014 Plan is attached hereto as Exhibit A.

WE RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE 2014 PLAN.

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Proposal Eight
Termination of Trading Restrictions on Zhong Zhang Common Stock
(Item 8 on the Proxy Card)

What am I voting on?	At last year's annual shareholder meeting, we requested shareholder approval to issue 1,800,000 shares to Mr. Zhong Zhang, for a cash payment of $1.71 per share, which represented 95% of the 10 day trading average for our company’s stock closing price as of the date the Company and Mr. Zhang. The discount to the 10-day trading average was negotiated between the parties. In addition to agreeing to direct business to our Company from his affiliated companies, Mr. Zhang agreed to restrict the trading of such shares for a year (in addition to any other applicable restrictions such as Rule 144 limitations). One of the reasons the Board of Directors requested such a limitation was the uncertainty about the frequency and nature of business Mr. Zhang would ultimately direct to the Company.

Since becoming a shareholder of our Company, Mr. Zhang has directed new business activities to our Company, including the signing of a 5-year logistic service agreement in June 2013 and the execution of our first logistic service contract in September 2013 to transport approximately 51,000 tons of chromite from South Africa to China. As a result of the new service contract, we reported our first profitable quarter since becoming public.. Accordingly, the Board of Directors believes that Mr. Zhang has shown his good faith in directing business to our company.

Mr. Zhang has recently requested that the one-year limitation be lifted, so that he may use his shares of the Company as leverage for financing for his other businesses. This will, he believes, permit him to grow his other businesses, for his benefit and, to a smaller extent, for the Company's benefit to the extent such growth of business could result in additional logistic service opportunities for our Company.

What is the text of the restriction?	The shares held by Mr. Zhang are restricted shares of Common Stock, all of which bear the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE GOVERNED BY THAT CERTAIN SHARE PURCHASE AGREEMENT DATED MARCH 5, 2013 (THE “PURCHASE AGREEMENT”) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) IN COMPLIANCE WITH THE TERMS OF THE PURCHASE AGREEMENT, INCLUDING IN PARTICULAR THE RESTRICTION AGAINST SALE FOR A PERIOD OF ONE (1) YEAR AFTER RECEIPT OF THE SECURITIES AND (B) EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

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How would the restriction read after shareholder approval?	If shareholders approve the change to the restrictive legend on shares held by Mr. Zhang, the new restrictive legend would read as follows (note stricken language):

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ~~ARE GOVERNED BY THAT CERTAIN SHARE PURCHASE AGREEMENT DATED MARCH 5, 2013 (THE “PURCHASE AGREEMENT”) AND~~ HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ~~(A) IN COMPLIANCE WITH THE TERMS OF THE PURCHASE AGREEMENT, INCLUDING IN PARTICULAR THE RESTRICTION AGAINST SALE FOR A PERIOD OF ONE (1) YEAR AFTER RECEIPT OF THE SECURITIES AND (B)~~ EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

When would the one-year limitation expire in the absence of shareholder approval?	Last year’s shareholder meeting was held on April 19, 2013. At that time, we had already received payment in full for Mr. Zhang’s subscription. Mr. Zhang’s certificate was issued on May 28, 2013, so it will be eligible for sale in the absence of shareholder approval on or after May 27, 2014, subject to other applicable limitations.

What are the risks to shareholders if Mr. Zhang receives approval?	Mr. Zhang is the Company’s largest shareholder. If he were to begin selling shares on the market, it could result in a decrease in our stock price, depending on the number of shares he seeks to sell and the speed with which he seeks to sell such shares. Although Mr. Zhang would be limited in his volume and manner of sale, such sales could negatively impact our stock price.

Notwithstanding the foregoing, we believe Mr. Zhang is likely to use the shares for financing purposes rather than sell them on the market (although the removal of the one year limitation would free him to do so). In the course of such financing, he may be required to relinquish title to his shares, subject to a right to receive them back upon repayment. If he were to default in such circumstances, the lender could be in position to sell the shares for its own account and would not have the same strategic relationship with our Company as we believe Mr. Zhang holds. This could result in a sale at a lower price by such lender than Mr. Zhang might be willing to sell such shares.

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Why are we requesting shareholder approval of this matter?	We were required by NASDAQ to obtain shareholder approval of the issuance of shares to Mr. Zhang that last year's annual shareholder meeting. Because this change to the terms of the initial issuance required shareholder approval under NASDAQ Marketplace Rule 4350(i)(1)(B) and 4350(i)(1)(D), we are also requesting shareholder approval to adjust one of the terms of stock issued. This is not considered a new issuance, but we want to give our shareholders an opportunity to voice their thoughts on such a change to the terms of this restriction.

Will Mr. Zhang be permitted to vote on this proposal?	Mr. Zhang has, as a condition of our Board of Directors’ willingness to propose this matter to shareholders for vote, agreed that he will not vote on this matter. Instead, his shares will be marked as abstentions for purposes of this proposal.

What vote is required for approval of this proposal?	The approval of the termination of certain contractual restrictions on disposition of shares issued to Mr. Zhang requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum. As noted, Mr. Zhang will not be permitted to vote on this Proposal 8 and will instead abstain on this Proposal 8.

WE RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL TO REMOVE THE CONTRACTUAL LIMITATIONS ON MR. ZHONG ZHANG’S ABILITY TO DISPOSE OF HIS SHARES IN THE COMPANY.

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Board of Directors and Corporate Governance Information

What if a nominee is unwilling or unable to serve?	Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?	Non-employee directors are entitled to receive $5,000 per quarter. From time to time we may issue securities to our directors as well in compensation for services, but the amount and frequency of such grants is not set. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended.

How does the Board determine which directors are independent?	The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Corporate Governance Committee play in selecting nominees to the Board of Directors?	Two of the primary purposes of the Board’s Corporate Governance Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Corporate Governance Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance Committee independent?	Yes. All members of the Corporate Governance Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance Committee identify and evaluate nominees for director?	The Corporate Governance Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

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The Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the corporate governance committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance Committee’s policies and procedures for considering director candidates recommended by shareholders?	The Corporate Governance Committee will consider all candidates recommended by eligible shareholders. An eligible shareholder is a shareholder (or group of shareholders) who owns at least 5% of the Company’s outstanding shares and who has held such shares for at least one year as of the date of the recommendation. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	documentation establishing that the shareholder making the recommendation is an eligible shareholder;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

Upon timely receipt of the required documents, the Company’s Secretary will determine whether the shareholder submitting the recommendation is an eligible shareholder based on such documents. If the shareholder is not an eligible shareholder, the Corporate Governance Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board of Directors.

If the candidate is to be evaluated by the Corporate Governance Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

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What are the minimum qualifications required to serve on the Company’s Board of Directors?	All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

•	A director must have a record of professional accomplishment in his or her chosen field; and

•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance Committee consider?	The Corporate Governance Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?	Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Zhikang Huang, Secretary
Sino-Global Shipping America, Ltd.
136-56 39th Avenue, Room #305
Flushing, New York 11354

Does the Company have a Code of Conduct?	The Company has adopted a Code of Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Conduct is available on the Company’s web site at www.sino-global.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in fiscal 2013?	The Board of Directors met a total of four times, at regular meetings, during fiscal 2013. The Compensation Committee, the Audit Committee and the Corporate Governance Committee each met one time during fiscal 2013. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during fiscal 2013. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?	During fiscal 2013, the Board of Directors had standing Audit, Corporate Governance, and Compensation Committees. The members of each of the Committees as of December 2, 2013, their principal functions and the number of meetings held during the fiscal year ended June 30, 2013 are shown below.

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Compensation Committee	The members of the Compensation Committee are:

Dennis O. Laing
Tielang Liu
Jing Wang, Chairman

The Compensation Committee held one meeting during the fiscal year ended June 30, 2013. The Compensation Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;

•	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code;

•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

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Audit Committee	The members of the Audit Committee are:

Dennis O. Laing
Tielang Liu, Chairman
Jing Wang

The Audit Committee held one meeting during the fiscal year ended June 30, 2013. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. Liu qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial human resources and succession planning within the Company;

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•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Committee	The members of the Corporate Governance Committee are:

Dennis O. Laing, Chairman
Tielang Liu
Jing Wang

The Corporate Governance Committee had one meeting during the fiscal year ended June 30, 2013. All members of the Corporate Governance Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance Committee undertakes to:

•	Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

•	Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

•	Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

•	Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

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The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Zhikang Huang, Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

Management—Business History of Named Executive Officers	For information as to the business history of our Chief Executive Officer, Mr. Cao, and our Chief Financial Officer, Mr. Anthony S. Chan, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement. For information as to the business history of our Chief Operating Officer, Mr. Zhikang (“Michael”) Huang, please see the following paragraph.

Zhikang “Michael” Huang
Chief Operating Officer
Age — 36

Mr. Huang has been our Chief Operating Officer since 2010. Prior to 2010, he served as Director of Sino-Global Shipping Australia, for which he was responsible for regional operations, marketing and regulation oversight. From 2006 through 2010, Mr. Huang served as our Company’s Vice President, with duties focused on company operation and strategy, international shipping and marketing. From 2004 through 2006, Mr. Huang served as our Company’s Operations Manager, and from 2002 through 2004, he served as an operator with our Company. Mr. Huang obtained his degree in English from Guangxi University in 1999.

Employment Agreements With The Company’s Named Executive Officers	Sino-China has employment agreements with each of Mr. Lei Cao, Mr. Anthony S. Chan and Mr. Zhikang Huang. These employment agreements provide for one-year terms that extend automatically in the absence of termination provided at least 60 days prior to the anniversary date of the agreement. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to provide at least 30 days’ prior notice. In such case during the initial term of the agreement, we would need to pay such executive (a) in the absence of a change of control, one-time the then applicable annual salary of such executive or (b) in the event of a change of control, one-and-a-half times the then applicable annual salary of such executive. In the event of termination due to death or disability, the payment is equal to two times the executive’s salary.

We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Summary Compensation Table	The following table shows the annual compensation paid by us to Mr. Lei Cao, our Principal Executive Officer, and Mr. Mingwei Zhang, our Principal Accounting and Financial Officer, for the years ended June 30, 2013 and 2012. These individuals were our own named executive officers during this period, although Mr. Anthony S. Chan and Mr. Zhikang Huang are expected to qualify as named executive officers for the year ending June 30, 2014. No other officer had a salary during either of the previous two years of more than $100,000.

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				Securities-
				based		All other
		Salary	Bonus	compensation		compensation	Total
Name	Year	US$	US$	US$		US$	US$
Lei Cao, Principal Executive Officer	2013	150,811	—	—	(1)	—	150,811
	2012	198,550	—	—	(1)	—	198,550
Mingwei Zhang, Principal Accousnting and Financial Officer	2013	75,999	—	—	(1)	—	75,999
	2012	131,309	—	—	(1)	—	131,309

(1)	We granted each of Mr. Cao and Mr. Zhang options to purchase 36,000 shares of our Common Stock for $7.75 per share. We granted these options on May 20, 2008. Although we recognize $53,114 in compensation expense for these options as 10,800 options vested for each of Mr. Cao and Mr. Zhang in fiscal 2013, changes in SEC disclosure requirements require us to disclose the grant date fair value of these shares. As the grant was made in fiscal 2008, the amount is not reflected in this summary compensation table.

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Director Compensation(1)

	Fees
	earned			Non-equity	Nonqualified
	or paid	Stock	Option	incentive plan	deferred	All other
	in cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	($)(2)	($)	earnings ($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dennis Laing	13,000	0	0	0	0	0	13,000
Tielang Liu(3)	4,000	0	0	20,100	0	0	24,100
Jing Wang	13,000	0	0	0	0	0	13,000
Joseph Jhu(4)	9,000	0	0	0	0	0	9,000

(1)	This table does not include Mr. Cao Lei, our Principal Executive Officer, or Mr. Zhang Mingwei, our Principal Financial and Accounting Officer, who are both directors and named executive officers, because their compensation is fully reflected in the Summary Compensation Table.
(2)	We granted options to purchase 10,000 shares of our Common Stock to each of Mr. Dennis Laing, Mr. Jing Wang and Mr. Joseph Jhu on May 20, 2008 and December 15, 2009. Although we recognized $14,754 for Mr. Dennis Laing and Mr. Jing Wang and $3,880 for Mr. Tielang Liu in compensation expense such directors’ options in fiscal 2013, no value is reflected for the award in this table.
(3)	Mr. Tielang Liu became a director on January 31, 2013 and received options to purchase 10,000 shares of our Common Stock. We have recognized the full grant-date fair value of these options in the above table.
(4)	Mr. Joseph Jhu resigned as a director on January 31, 2013. All options granted to Mr. Jhu have been forfeited.

Equity Compensation Plan Information

(c) Number of securities
	(a) Number of securities		remaining available for future
	to be issued upon	(b) Weighted-average	issuance under equity
	exercise of outstanding	exercise price of	compensation plans (excluding
	options, warrants and	outstanding options,	securities reflected in column
Plan category	rights	warrants and rights	(a))
Equity compensation plans approved by security holders	$102,000	$6.90	200,903
Equity compensation plans not approved by security holders	-	-	-
Total	102,000	$6.90	200,903

Outstanding Equity Awards at Fiscal Year-End

Option Awards(1)
Equity
incentive
plan
awards:
	Number of	Number of	Number of
	securities	securities	securities
	underlying	underlying	underlying	Option
	unexercised	unexercised	unexercised	exercise	Option
	options (#)	options (#)	unearned	price	expiration
Name	exercisable	unexercisable	options (#)	($)	date
(a)	(b)	(c)	(d)	(e)	(f)
Lei Cao, Principal Executive Officer	36,000	0	0	$7.75	May 19, 2018
Mingwei Zhang, Principal Accounting and Financial Officer	36,600	0	0	$7.75	May 19, 2018

(1)	Our Company has not made any stock awards. For this reason, we have excluded the following columns from this table: (g) Number of shares or units of stock that have not vested (#); (h) Market value of shares of units of stock that have not vested ($); (i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#); and (j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($).

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Audit Committee Report And Fees Paid to Independent Registered Public Accounting Firm

Who served on the Audit Committee of the Board of Directors?	The members of the Audit Committee as of June 30, 2013 were Dennis O. Laing, Tielang Liu and Jing Wang. A prior member, Mr. Joseph Jhu, served on the committee until he resigned from the Board of Directors on January 31, 2013, at which time he was replaced with Dr. Tielang Liu. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Liu, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?	The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.sino-global.com under Investor Relations.

How does the Audit Committee conduct its meetings?	During fiscal 2013, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of Friedman LLP and the Company’s Controller, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?	The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers those required communication and audit report prepared by the independent registered public accounting firm about the Company’s SEC filings, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?	Management of the Company has primary responsibility for the consolidated financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s consolidated financial statements. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

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What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2013?	The Audit Committee has:

•	reviewed and discussed the audited consolidated financial statements with the Company’s management; and

•	discussed with Friedman LLP, independent registered public accounting firm for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?	The Audit Committee has received from Friedman LLP the written disclosures and the letter required to be provided to Audit Committees, and the Audit Committee has discussed with Friedman LLP its independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2013?	Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2013.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2013?	The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2013 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

Who prepared this report?	This report has been furnished by the members of the Audit Committee as of June 30, 2013.

What is the Company’s policy regarding the retention of the Company’s auditors?	The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees	During fiscal 2013 and 2012, the Company paid Friedman LLP’s fees in the aggregate amount of $150,000 and $225,000, respectively, for the annual audit of our financial statements and the quarterly reviews of the financial statements included in our Forms 10-Q.

Audit Related Fees	The Company not paid Friedman LLP for audit-related services in fiscal 2013 and 2012.

Tax Fees	The Company has not paid Friedman LLP for tax services in fiscal 2013 and 2012.

All Other Fees	The Company has not paid Friedman LLP for any other services in fiscal 2013 and 2012.

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Beneficial Ownership Of Common Stock	This table below contains certain information about officers, directors and beneficial owners known to the Company as of December 2, 2013 of more than 5% of the Company’s outstanding shares of Common Stock.

	Title of	Amount of Beneficial		Percentage
Name and Address	Class	Ownership		Ownership
Mr. Lei Cao (1)	common	1,420,040	(2)	29.96%
Mr. Mingwei Zhang (1)	common	36,000	(2)	*	%
Mr. Jing Wang (1)	common	10,000	(3)	*	%
Mr. Dennis O. Laing (1)	common	10,000	(3)	*	%
Mr. Tieliang Liu (1)	common	2,000	(4)	*	%
Total Officers and Directors (5 individuals)	common	1,476,040		30.80%

Other Five Percent Shareholders
Mr. Zhong Zhang (5)	common	1,800,000		38.27%
Mr. Daniel E. Kern (6)	common	389,100	(7)	8.27%

______________
* Less than 1%.

(1)	The individual’s address is c/o Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, NY 11354.
(2)	Mr. Cao and Mr. Zhang each has received options to purchase 36,000 shares of the Company’s Common Stock, all of which underlying shares are reflected in this table because they have vested.
(3)	Mr. Wang and Mr. Laing each has received options to purchase 10,000 shares of the Company’s Common Stock, all of which underlying shares are reflected in this table because they have vested.
(4)	Mr. Liu has received options to purchase 10,000 shares of the Company’s Common Stock, 8,000 of which will vest more than 60 days after the date hereof.
(5)	Mr. Zhong Zhang’s address is care of Tianjin Zhiyuan Investment Group Co., Ltd, 10th Floor, Tianwu Huaqing Building, No.22, Jinrong Road, Dasi Industrial Park, Xiqing District Economic Development Zone, Tianjin City, P.R. China, 300385.
(6)	Mr. Kern’s address is 1027 Goldenrod Ave., Corona Del Mar, CA 92625.
(7)	Mr. Kern owns 176,200 shares in his individual name, 187,900 shares in the Daniel E. Kern ROTH IRA, and 25,000 shares through Kern Asset Management. Mr. Kern maintains sole voting and dispositive power as to these shares.

General

Compensation Committee Interlocks and Insider Participation	None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2013 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements	Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s Common Stock. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

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Except as set forth in the following paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under 17 CFR 240.16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of this section, the Company is not aware of any director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) during the most recent fiscal year or prior years.

Notwithstanding the foregoing, the Company has been advised that Zhang Mingwei, its Chief Financial Officer and director, failed to file on a timely basis reports required by Section 16(a) in connection with a single instruction to sell 54,000 shares of Common Stock of the Company. In addition, Mr. Zhong Zhang purchased 1,800,000 shares of the Company’s Common Stock after the Company’s shareholders approved such issuance. The shares were issued on or about May 24, 2013.

Availability of Form 10-K and Annual Report to Shareholders	Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354, by calling (718) 888-1814 or via the Internet at www.sino-global.com.

Shareholder Proposals	To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by November 1, 2014. All written proposals should be submitted to: Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354.

Other Proposed Actions	If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation	Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

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Exhibit A

SINO-GLOBAL SHIPPING AMERICA, LTD.

2014 STOCK INCENTIVE PLAN

1.	Purpose and Effective Date.

(a) The purpose of the Sino-Global Shipping America, Ltd. 2014 Stock Incentive Plan (the “Plan”) is to further the long term stability and financial success of Sino-Global Shipping America, Ltd. (the “Company”) by attracting and retaining personnel, including employees, non-employee directors, and consultants, through the use of stock incentives. It is believed that ownership of Company stock will stimulate the efforts of those employees upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business.

(b) The Plan was recommended by the Board of Directors on December 18, 2013 and adopted by the shareholders of the Company on January __, 2014 (the “Effective Date”).

2.	Definitions.

(a) Act. The Securities Exchange Act of 1934, as amended.

(b) Affiliate. The meaning assigned to the term “affiliate” under Rule 12b-2 of the Act.

(c) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Plan Stock Grant.

(d) Award. The award of an Option or Plan Stock Grant under the Plan.

(e) Beneficiary. The person or persons entitled to receive a benefit pursuant to an Award upon the death of a Participant.

(f) Board. The Board of Directors of the Company.

(g) Cause. Dishonesty, fraud, misconduct, gross incompetence, gross negligence, breach of a material fiduciary duty, material breach of an agreement with the Company, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Committee, which determination shall be binding. Notwithstanding the foregoing, if “Cause” is defined in an employment agreement between a Participant and the Company, “Cause” shall have the meaning assigned to it in such agreement.

(h) Change of Control.

(i) The acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 50% or more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated person” means any person other than (x) the Company and its subsidiaries, (y) an employee benefit plan or related trust sponsored by the Company or its subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition. For purposes of this subsection, a “person” means an individual, entity or group, as that term is used for purposes of the Act;

(ii) Any tender or exchange offer, merger or other business combination, sale of assets or any combination of the foregoing transactions, and the Company is not the surviving corporation; and

(iii) A liquidation of the Company.

(i) Code. The Internal Revenue Code of 1986, as amended.

(j) Committee. The Compensation Committee of the Board.

(k) Company. Sino-Global Shipping America, Ltd.

(l) Company Stock. The common stock of the Company, without par value per share. In the event of a change in the capital structure of the Company (as provided in Section 12 below), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(m) Consultant. A person rendering services to the Company who is not an “employee” for purposes of employment tax withholding under the Code.

(n) Corporate Change. A consolidation, merger, dissolution or liquidation of the Company, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(o) Date of Grant. The date as of which an Award is made by the Committee.

(p) Disability or Disabled. As to an Incentive Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(q) Fair Market Value.

(i) If Company Stock is traded on a national securities exchange or the NASDAQ Stock Market, the average of the highest and lowest registered sales prices of Company Stock on such exchange or the NASDAQ Stock Market;

(ii) If Company Stock is traded in the over-the-counter market, the average between the closing bid and asked prices as reported by the NASDAQ Stock Market; or

(iii) If shares of Company Stock are not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

Fair Market Value shall be determined as of the applicable date specified in the Plan or, if there are no trades on such date, the value shall be determined as of the last preceding day on which Company Stock is traded.

(r) Incentive Option. An Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code Section 422.

(s) Nonstatutory Stock Option. An Option that does not meet the requirements of Code Section 422, or that is otherwise not intended to be an Incentive Option and is so designated.

(t) Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(u) Participant. Any individual who receives an Award under the Plan.

(v) Plan Stock Grant. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 7 below.

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(w) Rule 16b-3. Rule 16b-3 of the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(x) 10% Shareholder. A person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

3.             General. Awards of Options and Plan Stock Grants may be granted under the Plan. Options granted under the Plan may be Incentive Options or Nonstatutory Stock Options.

4.             Stock. Subject to Section 12 of the Plan, there shall be reserved for issuance under the Plan a total of 10,000,000 unissued shares of Company Stock. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and shares that are forfeited pursuant to restrictions on Plan Stock Grant awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall, if permissible under Rule 16b-3, include the number of shares surrendered by a Participant or retained by the Company (a) in connection with the exercise of an Option or (b) in payment of Applicable Withholding Taxes.

5.	Eligibility.

(a) Any employee of, non-employee director of, or Consultant to the Company or its affiliates or subsidiaries, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 14, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.

(b) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

(c) Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Option.

6.	Stock Options.

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the options are Incentive Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

(b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant. The exercise price of a Nonstatutory Stock Option Award shall not be less than 100% of the Fair Market Value of the shares of Company Stock covered by the Option on the Date of Grant.

(c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

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(d) The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Option shall not be longer than ten years from the Date of Grant, except that an Incentive Option granted to a 10% Shareholder may not have a term in excess of five years. No option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Option may be exercised after (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Option to provide for more liberal exercise provisions, provided however that if the Incentive Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

(e) An Incentive Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of Company Stock with respect to which Incentive Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Options granted under the Plan and all other plans of the Company and any parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Option to ensure that the foregoing requirement is met. If Incentive Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(f) If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

(g) If a Participant’s employment or services is terminated by the Company for Cause, the Participant’s Options shall terminate as of the date of the misconduct.

7.	Plan Stock Grant Awards.

(a) Whenever the Committee deems it appropriate to grant a Plan Stock Grant Award, notice shall be given to the Participant stating the number of shares of Plan Stock Grant for which the Award is granted and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Award agreement between the Company and the Participant. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Plan Stock Grant Award may be made by the Committee in its discretion without cash consideration.

(b) The Committee may place such restrictions on the transferability and vesting of Plan Stock Grant as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change of Control or Corporate Change acceleration parameters under which all, or a portion, of the Plan Stock Grant will vest on the Company’s achievement of established performance objectives. Plan Stock Grant may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

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(c) The Committee may provide in a Plan Stock Grant Award, or subsequently, that the restrictions will lapse if a Change of Control or Corporate Change occurs. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or may remove restrictions on Plan Stock Grant as it deems appropriate.

(d) A Participant shall hold shares of Plan Stock Grant subject to the restrictions set forth in the Award agreement and in the Plan. In other respects, the Participant shall have all the rights of a shareholder with respect to the shares of Plan Stock Grant, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Plan Stock Grant shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award agreement. If stock dividends are declared on Plan Stock Grant, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Plan Stock Grant.

8.	Method of Exercise of Options.

(a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Company Stock that the Participant has owned for at least six months (valued at Fair Market Value on the date of exercise), or (ii) exercise any applicable net exercise provision contained therein. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Company Stock acquired directly or indirectly from the Company shall be paid only with shares of Company Stock that have been held by the Participant for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(b) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

9. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Plan Stock Grant, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock (subject to such restrictions as the Committee may establish, including a requirement that any shares of Company Stock so delivered shall have been held by the Participant for not less than six months) or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee and in accordance with Rule 16b-3.

10.	Nontransferability of Awards.

(a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.

(b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

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11. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the Effective Date. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 12), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him.

12.	Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off, reclassification, recapitalization, merger or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b) In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a Subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned Subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company, and subject to the proviso that any such adjustments or new options shall not be made or granted, respectively, that would result in subjecting the Plan to variable plan accounting treatment. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(c) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 12 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

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13. Change of Control. In the event of a Change of Control or Corporate Change, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(a) At the time the Award is made, provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

(b) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(c) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control or Corporate Change; provided, however, that to the extent required to avoid a charge to earnings for financial accounting purposes, such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or

(d) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving legal entity in such Change of Control or Corporate Change.

14.	Administration of the Plan.

(a) The Plan shall be administered by the Committee, who shall be appointed by the Board. The Board may designate the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, to be the Committee for purposes of the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be “Non-Employee Directors” as that term is defined in Rule 16b-3, and the Committee shall be comprised solely of two or more “outside directors” as that term is defined for purposes of Code section 162(m). If any member of the Committee fails to qualify as an “outside director” or (to the extent required by Rule 16b-3) a “Non-Employee Director,” such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board of Directors may from time to time may appoint members of the Committee and fill vacancies, however caused, in the Committee.

(b) The Committee shall have the authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Award shall be granted, (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change of Control or Corporate Change exists, (ix) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Plan Stock Grant or the lapse of restrictions on Plan Stock Grant or Options, (x) when Options may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Options.

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(c) The Committee shall have the power to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an option as an Incentive Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

15. Issuance of Company Stock. The Company shall not be required to issue or deliver any certificate for shares of Company Stock before (i) the admission of such shares to listing on any stock exchange on which Company Stock may then be listed, (ii) receipt of any required registration or other qualification of such shares under any state or federal securities law or regulation that the Company’s counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been complied with. The Company may place on a certificate representing Company Stock any legend required to reflect restrictions pursuant to the Plan, and any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

16. Rights Under the Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Affiliate or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors.

17. Beneficiary. A Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive any payments under Awards of Plan Stock Grant or Plan Stock Grant after the Participant’s death. If a Participant makes no valid designation, or if the designated beneficiary fails to survive the Participant or otherwise fails to receive the benefits, the Participant’s beneficiary shall be the first of the following persons who survives the Participant: (a) the Participant’s surviving spouse, (b) the Participant’s surviving descendants, per stirpes, or (c) the personal representative of the Participant’s estate.

18. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company—at its principal business address to the attention of the Secretary; (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

19. Interpretation. The terms of this Plan and Awards granted pursuant to the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Options under the Code or compliance with Code section 162(m), to the extent applicable, and they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such regulation or ruling, to the extent applicable, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan and/or the Award shall be void and of no effect.

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Sino-Global Shipping America, Ltd.

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE__________ SACKPACK__________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on January 20, 2014.

Vote by Internet

- Go to **www.investorvote.com/SINO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 5, 6, 7, and 8, and FOR "Every One Year" on Proposal 4.

Nominee	For	Withhold
01 - Dennis O. Laing	☐	☐
02 - Anthony S. Chan	☐	☐

Proposal	Every One Year	Every Two Years	Every Three Years	Abstain
4. To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 1 8 2 3 2 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01QZEC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sino-Global Shipping America, Ltd.

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NOTICE OF OFFICIAL YEAR 2014 ANNUAL MEETING OF SHAREHOLDERS
Room 1108, Tower B
TEWOO Plaza, No. 22
Liuyangdao, Dashi Industrial Zone, Xiqing District
Tianjin, People's Republic of China
January 21, 2014, at 11:00 AM, Beijing time

(Items to be voted on appear on the reverse side.)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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